DEUTSCHE ASSET MANAGEMENT [GRAPHIC OMITTED]
                                     A MEMBER OF THE DEUTSCHE BANK GROUP


CHIEF FINANCIAL OFFICER
SECTION 906 CERTIFICATION UNDER SARBANES OXLEY ACT




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of The Central Europe & Russia Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                                   /s/ Charles A. Rizzo
                                                    ----------------------------
                                                    Charles A. Rizzo
                                                    Chief Financial Officer
                                                    The Central Europe & Russia
                                                    Fund, Inc.

                                     DEUTSCHE ASSET MANAGEMENT [GRAPHIC OMITTED]
                                     A MEMBER OF THE DEUTSCHE BANK GROUP


CHIEF EXECUTIVE OFFICER
SECTION 906 CERTIFICATION UNDER SARBANES OXLEY ACT




I, Richard T. Hale, certify that:


1. I have reviewed this report, filed on behalf of The Central Europe & Russia Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                                   /s/ Richard T. Hale
                                                    ----------------------------
                                                    Richard T. Hale
                                                    Chief Executive Officer
                                                    The Central Europe & Russia
                                                    Fund, Inc.